Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-4 (File No. 333-07429) of our reports dated March 4, 1996 on our audits of the financial statements and financial statement schedule of
Remington Products Company.   We also consent to the reference to our
firm under the caption "Experts".


                                                        COOPERS & LYBRAND L.L.P.


Stamford, Connecticut
September 6, 1996